Exhibit 10.3

AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT

This Amendment No. 2 and Waiver to Credit Agreement (this “Agreement”) dated as of August 5, 2014 (the “Effective Date”) is among JP Energy Partners LP, a Delaware limited partnership (the “Borrower”), JP Energy Refined Products, LLC, a Delaware limited liability company, JP Energy ATT, LLC, a Delaware limited liability company, JP Energy Caddo, LLC, a Delaware limited liability company, Pinnacle Propane, LLC, a Texas limited liability company, Pinnacle Propane Express, LLC, a Delaware limited liability company, Alliant Gas, LLC, a Texas limited liability company, JP Energy Crude Oil Services, LLC, a Delaware limited liability company. JP Falco, LLC, a Delaware limited liability company, JP Energy Storage, LLC, a Oklahoma limited liability company, JP Energy Permian, LLC, a Delaware limited liability company, JP Energy Products Supply, LLC, a Delaware limited liability company, and JP Liquids, LLC, a Delaware limited liability company, (each a “Guarantor”), the undersigned Lenders (as defined below) and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

INTRODUCTION

A.                                    The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), and the Administrative Agent have entered into the Credit Agreement dated as of February 12, 2014 (as amended, restated, or modified from time to time, the “Credit Agreement”).

B.                                    The Borrower has notified the Administrative Agent that the Consolidated Total Leverage Ratio of the Borrower may be greater than 4.50 to 1.00 as at the last day of the fiscal quarter ending June 30, 2014, which would constitute an Event of Default under Section 8.01(b) of the Credit Agreement with respect to Section 7.11(c) of the Credit Agreement (the “Financial Covenant Default” and together with any Default or Event of Default that would arise solely (a) from any failure of the Borrower to give notice of the Financial Covenant Default pursuant to Section 6.03(a) of the Credit Agreement or (b) from any breach of the representation and warranty contained in Section 5.07 of the Credit Agreement that would arise solely from the existence of the Financial Covenant Default, the “Subject Default”).

C.                                    The Borrower has requested that the Administrative Agent, the Lenders, the L/C Issuer and the Swing Line Lender agree to make certain amendments to the Credit Agreement in connection with the IPO and grant certain waivers with respect to the Subject Default, as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and each of the undersigned Lenders hereby agree as follows:

Section 1.                                           Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.

(a)                                 The definition of “Revolving Tranche B Sublimit” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Tranche B Sublimit” means an amount, not to exceed $110,000,000 and subject to the Pro Form Leverage Requirement, equal to the sum of (a) the portion, if any, of the Permitted Equity Distribution funded with proceeds of Revolving Tranche B Credit Loans and (b) the amount of the Working Capital Replenishment funded with proceeds of Revolving Tranche B Credit Loans.  The Revolving Tranche B Sublimit is part of, and not in addition to, the Aggregate Commitments.

(b)                                 Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms in its appropriate alphabetical order as follows:

“Pro Forma Leverage Requirement” means that immediately after giving effect to the mandatory prepayment required under Section 2.05(b)(iv) and the incurrence of the Revolving Tranche B Credit Loan and any other Loans incurred on the IPO Closing Date, on a Pro Forma Basis, the Consolidated Total Leverage Ratio shall not exceed 2.75 to 1.00 on the IPO Closing Date, as evidenced by a duly completed Compliance Certificate (limited to calculation of such covenant) signed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower delivered to the Administrative Agent on the IPO Closing Date.

“Working Capital Replenishment” means the one-time replenishment of the working capital of the Borrower in an amount not to exceed the aggregate amount of the accounts receivables distributed pursuant to Section 7.06(l).

(c)                                  The last sentence of Section 2.01(b) is hereby amended and restated in its entirety as follows:

The proceeds of the Revolving Tranche B Credit Loans shall be used solely to fund the Permitted Equity Distribution and the Working Capital Replenishment.

(d)                                 Section 6.11 of the Credit Agreement is hereby amended by adding “and the Working Capital Replenishment” immediately after “making the Permitted Equity Distribution”.

(e)                                  Section 7.06(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(f)                                   on the IPO Closing Date, subject to satisfaction of the Pro Forma Leverage Requirement, the Borrower may (i) declare and pay a cash dividend to its equity holders existing immediately prior to giving effect to the IPO and (ii) redeem its outstanding Series D Preferred Units including payment of dividends

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accrued thereon through such date (collectively, the “Permitted Equity Distribution”);

(f)                                   Section 7.06(l) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(l)                                     on the day immediately prior to the IPO Closing Date and contingent upon the closing of the IPO, the Borrower may distribute to its equity holders as existing immediately prior to giving effect to the IPO (i) cash on hand from operations as of the day immediately preceding the IPO Closing Date and (ii) all accrued, unpaid, and invoiced accounts receivable due to the Borrower and its Subsidiaries as of such date in an aggregate amount for clauses (i) and (ii) not to exceed the maximum amount that, when replenished in full (after giving effect to the amount of the Net Cash Proceeds of the IPO retained for the Working Capital Replenishment) on the IPO Closing Date from the incurrence of the Loans on such date, would not cause the Borrower to fail to be in compliance with the Pro Forma Leverage Requirement on the IPO Closing Date.

Section 3.                                           Waiver. The Lenders hereby waive the Subject Default, which waiver, in the case of the Subject Default, shall be effective as of the date of occurrence of the Subject Default.  This waiver is limited to the extent described herein and shall not be construed to be a waiver of any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or any of the Loan Documents or a waiver of any Default or Event of Default that may have occurred or may hereafter occur (other than the Subject Default).  Without limiting the foregoing, failure to observe or perform any agreement contained in Section 7.11 of the Credit Agreement shall constitute a Default and Event of Default. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults under the Credit Agreement or any other provision of any Loan Document other than the Subject Default.

Section 4.                                           Reaffirmation of Liens; Reaffirmation of Guaranty.

(a)                                 Each of the Borrower and each Guarantor (i) is party to certain Collateral Documents securing and supporting the Borrower’s obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Collateral Documents and that according to their terms the Collateral Documents will continue in full force and effect to secure the Borrower’s obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Collateral Documents are valid and subsisting and create a perfected Lien in the Collateral to the extent, and with the priority, contemplated by the Collateral Documents to secure the Borrower’s obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified.

(b)                                 Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment and performance, when due, whether at stated maturity or earlier by acceleration or otherwise, of all

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of the Obligations, as such Obligations may have been amended by this Agreement.  Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement or any of the other Loan Documents.

Section 5.                                           Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)                                 the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of the date of this Agreement except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date;

(b)                                 (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and the Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each such Guarantor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)                                  as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 6.                                           Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)                                 Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by the Required Lenders and the Borrower and delivered to the Administrative Agent, in form and substance satisfactory to the Administrative Agent and the Required Lenders, in sufficient copies for each Lender;

(b)                                 Amendment Fee. The Administrative Agent shall have received from the Borrower, for the account of each Lender that executes and delivers a signature page hereto to the Administrative Agent by 3:00 p.m. (EST) on or before August 5, 2014 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an amount equal to 15 basis points on the aggregate Commitments of such Consenting Lender.

(c)                                  Representations and Warranties.  The representations and warranties in this Agreement and the other Loan Documents being true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of the date of this

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Agreement except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Sections 6.01 of the Credit Agreement.

(d)                                 No Default or Event of Default. After giving effect to this Agreement, there being no Default or Event of Default which has occurred and is continuing.

(e)                                  Expenses.  The Borrower having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement or any other written agreement.

Section 7.                                           Effect on Loan Documents.  Except as amended and waived herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Loan Documents.

Section 8.                                           Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Section 9.                                           Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[The remainder of this page has been left blank intentionally.]

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EXECUTED as of the date first set forth above.

BORROWER:

JP ENERGY PARTNERS LP
By: JP Energy GP II LLC, its general partner

By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and
Chief Financial Officer

GUARANTORS:

JP ENERGY REFINED PRODUCTS, LLC

By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and
Chief Financial Officer

JP ENERGY ATT, LLC

By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and
Chief Financial Officer

JP ENERGY CADDO, LLC

By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and
Chief Financial Officer

PINNACLE PROPANE, LLC

By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and
Chief Financial Officer

PINNACLE PROPANE EXPRESS, LLC

By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and
Chief Financial Officer

ALLIANT GAS, LLC

By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and
Chief Financial Officer

JP ENERGY CRUDE OIL SERVICES, LLC

By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and
Chief Financial Officer

JP FALCO, LLC

By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and
Chief Financial Officer

JP ENERGY STORAGE, LLC

By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and
Chief Financial Officer

JP ENERGY PERMIAN, LLC

By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and
Chief Financial Officer

JP ENERGY PRODUCTS SUPPLY, LLC

By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and
Chief Financial Officer

JP LIQUIDS, LLC

By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and
Chief Financial Officer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Don B. Pinzon
	Name:	Don B. Pinzon
	Title:	Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer, and Swing Line Lender

By:	/s/ Julie Castano
	Name:	Julie Castano
	Title:	Senior Vice President

BANK OF MONTREAL, as a Lender

By:	/s/ Kevin Utsey
	Name:	Kevin Utsey
	Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Chris Chapman
	Name:	Chris Chapman
	Title:	Director

By:	/s/ Shai Bandner
	Name:	Shai Bandner
	Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jill McSorley
	Name:	Jill McSorley
	Title:	Senior Vice President

CADENCE BANK, N.A. , as a Lender

By:	/s/ William W. Brown
	Name:	William W. Brown
	Title:	Senior Vice President

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskly
	Name:	Vanessa A. Kurbatskly
	Title:	Vice President